UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Eloxx Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
June 15, 2022
PARTICULARS:
DATE AND TIME: Wednesday, June 15, 2022 at 1:00 p.m. Eastern Time
LOCATION: www.virtualshareholdermeeting.com/ELOX2022

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ELOX2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

PURPOSES:
(1) to elect nine directors;
(2) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
(3) to hold an advisory vote on the compensation of our named executive officers; and
(4) to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.
RECORD DATE:
April 20, 2022
HOW TO VOTE:
Please vote via one of the methods as soon as possible to ensure that your vote is counted
BY INTERNET Visit www.proxyvote.com until June 14, 2022, 11:59 p.m. ET
BY PHONE Please call 1-800-690-6903 by June 14, 2022, 11:59 p.m. ET
BY MAIL Sign, date and return your proxy card in the stamped envelope provided
ONLINE AT THE MEETING You can vote online at the meeting www.virtualshareholdermeeting.com/ ELOX2022
BY SMART DEVICE Scan the barcode to the left with any smart device and follow the instructions

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 29, 2022.
By order of the Board of Directors,

Sumit Aggarwal
President and Chief Executive Officer
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

i

ELOXX PHARMACEUTICALS, INC.
480 Arsenal Way, Suite 130
Watertown, MA 02472
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 15, 2022
General Information
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Eloxx Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “Eloxx,” “we,” “our” or “us”), of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment, continuation or postponement of the Meeting. The Annual Meeting will take place on June 15, 2022, beginning at 1:00 p.m., Eastern Time, as a completely virtual meeting. You will be able to attend online, vote, and submit questions during the annual meeting by visiting
www.virtualshareholdermeeting.com/ELOX2022
 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding common stock, par value $0.01 per share (the “common stock”) at the close of business on April 20, 2022 (the “record date”) will be entitled to notice of and to vote at the Annual Meeting and any postponement, continuation or adjournment of the Annual Meeting. We mailed the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”), on or about April 29, 2022 to all stockholders of record entitled to vote at the Annual Meeting and made available the Proxy Statement and form of proxy to stockholders on such date. The matters to be voted on at the Annual Meeting are set forth in the Notice and Access Card and further described below. When we refer to our fiscal year, we mean the 12-month period ended December 31 of the stated year. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced website does not constitute a part of this Proxy Statement.
Questions and Answers About the Annual Meeting
1.	Why is Eloxx conducting a virtual Annual Meeting?
We are pleased to use a virtual meeting format, which provides expanded access, improved communication, and cost savings for our stockholders and for the Company and also helps to support the health and well-being of our partners, employees and stockholders. The virtual Annual Meeting is accessible on any internet-connected device and stockholders will be able to submit questions and comments and to vote online during the Meeting. We believe these benefits of a virtual meeting are in the best interests of our stockholders and a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
2.	What if there are technical difficulties during the Annual Meeting?
In the event of a technical malfunction or other problem that disrupts the Annual Meeting, the Company may adjourn, recess, or expedite the Annual Meeting, or take such other action that the Company deems appropriate considering the circumstances. Representatives of Broadridge Financial Solutions will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support at 844-986-0822 or 303-562-9302 if dialing internationally. This number will also be posted on the virtual shareholder meeting log-in page.
3.	Why did I receive a notice regarding the availability of proxy materials on the Internet?
We are providing access to our proxy materials over the Internet. Accordingly, we have sent you the Notice and Access Card because the Board of Directors, or the Board, of the Company is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and Access Card or request to receive a printed set of the proxy materials. The proxy materials include the Proxy Statement, form of proxy, and our Annual Report on Form 10-K for the fiscal year 2021 (the “2021 Annual Report”).
1

You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to virtually attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card that may be mailed or made available to you or follow the instructions below to submit your proxy over the telephone or through the Internet.
4.	I want to attend the Virtual Annual Meeting. What procedures must I follow?
You may virtually attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/ELOX2022
, where stockholders may vote and submit questions during the Meeting. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at
www.proxyvote.com
. If you have questions, contact the Company at (781) 577-5300.
5.	How can I submit a question at the Annual Meeting?
Only holders of our common stock at the close of business on April 20, 2022 will be permitted to ask questions during the Annual Meeting. If you wish to submit a question, on the day of the Annual Meeting, you may log into the virtual meeting platform at
www.virtualshareholdermeeting.com/ELOX2022
, and type your question for consideration into the field provided in the web portal.
To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two (2) questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
More information on submitting questions at the Annual Meeting will be posted on the internet website
www.virtualshareholdermeeting.com/ELOX2022
 in advance of the Meeting.
6.	Who can vote at the Annual Meeting?
Only holders of our common stock at the close of business on April 20, 2022 will be entitled to vote at the Annual Meeting. On the record date, there were 86,653,089 shares of common stock outstanding and entitled to vote. Stockholders may vote until the polls close, which will be announced during the conduct of the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If on April 20, 2022, the record date for the Annual Meeting, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed or made available to you or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
In accordance with Delaware law, for the 10 days prior to our Annual Meeting, a list of registered holders entitled to vote at our Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting, will be available for inspection in our offices at 480 Arsenal Way, Suite 130, Watertown, MA 02474 during ordinary business hours. Stockholders will also be able to access the list of registered holders electronically at the bottom panel of your screen during the Annual Meeting through the virtual meeting website at
www.virtualshareholdermeeting.com/ELOX2022
.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent
If on April 20, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
7.	What am I being asked to vote on?
•
There are three proposals scheduled for a vote at the Annual Meeting: Election of nine (9) directors (the “Nominees,” each individually a “Nominee”) to hold office until the 2023 Annual Meeting of Stockholders (“Proposal 1”);

•	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”); and
2

•	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement (“Proposal 3”).
8.	What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
9.	How do I vote?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
By Mail
If you have requested a paper set of the proxy materials, complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope.
By Telephone or on the Internet
Eloxx has established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 14, 2022.
The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow their voting instructions.
If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.
Telephone. You can vote by calling the toll-free telephone number on the Notice and Access Card. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.
Internet. The website for Internet voting is
www.proxyvote.com
. As with telephone voting, you can confirm that your voting instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. You can also scan the QR Barcode below (or on your proxy card) with your smart device to access the website for Internet voting.

Online at the virtual Annual Meeting
Stockholders of record who virtually attend the Annual Meeting may vote online at the Meeting. Any stockholder may attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/ELOX2022
. We encourage you to access the Annual Meeting online prior to its start time. Stockholders may vote electronically and submit questions online while attending the Annual Meeting. Please have your 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials to join the Annual Meeting. Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are available at
www.virtualshareholdermeeting.com/ELOX2022
.
Your vote is important.
Please complete your proxy card or vote by telephone or Internet promptly to ensure that your vote is received timely.
3

10.	Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit by mail another properly completed proxy card with a later date (which automatically revokes the earlier proxy).
•	You may submit a subsequent proxy by telephone or through the Internet as described above.
•	You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Eloxx Pharmaceuticals, Inc. at 480 Arsenal Way, Suite 130, Watertown, MA 02472.
•	You may attend the Annual Meeting virtually and vote online as provided above. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy submission is the one that will be counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
11.	Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We distribute our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by rules of the U.S. Securities and Exchange Commission (“SEC”). This approach conserves natural resources and reduces our cost of printing and distributing the proxy materials, while providing a convenient method of accessing the materials and voting. On or about April 29, 2022, we mailed the Notice and Access Card to our stockholders containing instructions on how to access the proxy materials on the Internet.
You may also request paper or e-mail delivery of the proxy materials on or before the deadline provided in the Notice and Access Card by calling 1-800-579-1639, but note that it will take us at least three business days to mail or e-mail the proxy materials. You will also have the option to establish delivery preferences that will be applicable for all future mailings of proxy materials. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact and costs of our annual meetings. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
12.	Can I access the proxy materials and the fiscal year 2021 Annual Report on the Internet?
The Notice of Annual Meeting and Proxy Statement and the fiscal year 2021 Annual Report are available on our website at
www.eloxxpharma.com
 and at
www.proxyvote.com
. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to access your proxy materials online will conserve natural resources, will save us the cost of reproducing documents and mailing them to you, and will give you an electronic link directly to the proxy voting site.
Stockholders of Record: If you vote on the Internet at
www.proxyvote.com
, simply follow the prompts to enroll in the electronic proxy delivery service.
Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other agent regarding the availability of this service.
13.	What is a broker non-vote?
If you are a beneficial owner whose shares are held in “street name” — that is, shares held of record by a broker — you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote, which are generally considered
4

“non-routine” matters under applicable stock exchange rules. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which the beneficial owner’s authorization is required under the applicable stock exchange rules.
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under applicable stock exchange rules to vote your shares on the ratification of Deloitte & Touche LLP, as our independent registered public accounting firm for the fiscal year 2022, even if the broker does not receive voting instructions from you.
However, without specific instructions from you, your broker does not have discretionary authority to vote on the election of directors or the advisory vote on 2021 executive compensation, in which case a broker non-vote will occur and your shares will not be voted on these matters.
14.	What is the quorum requirement for the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or represented by proxy, of the holders of common stock representing a majority of the total votes entitled to be cast by the holders of all shares of common stock issued and outstanding will constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. On April 20, 2022, the record date, there were 86,653,089 shares outstanding and entitled to be cast.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. If a quorum is not present or represented at the scheduled time of the Annual Meeting, the meeting may be the chairperson of the Annual Meeting, proxy may adjourn the meeting to another place, if any, date and time.
15.	What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?
If you abstain from voting or there is a broker non-vote on a matter requiring a majority of the votes cast, your abstention or the broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast.
Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Majority of Votes Cast	No
Ratification of Deloitte & Touche LLP	Majority of Votes Cast	Yes
Advisory Approval of Executive Compensation	Majority of Votes Cast	No
Election of Directors
Directors must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. In a contested election, the required vote would be a plurality of votes cast.
Ratification of Deloitte & Touche LLP
The votes cast “for” must exceed the votes cast “against” to approve the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal. As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
Advisory Vote on our Named Executive Officer Compensation
The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.
5

16.	How will my shares be voted at the Annual Meeting?
At the Meeting, the Board of Directors (through the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign a proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:
•	FOR the election of each of the director nominees named in this Proxy Statement;
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2022; and
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers.
17.	Could other matters be decided at the Annual Meeting?
As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.
If you return a signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the proxy card will have the discretion to vote for you on those matters.
18.	How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be reported in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.
19.	Who will pay for the cost of the Annual Meeting and this proxy solicitation?
The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of mailing the proxy materials if a written copy of such materials is requested. Our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Financial Solutions to assist in the mailing, collection and administration of proxies.
6

PROPOSAL 1
ELECTION OF DIRECTORS
Nominees for Election as a Director
At the Annual Meeting, nine (9) directors, who have been nominated by our Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”), are to be elected, each to hold office (subject to our Amended and Restated Bylaws (the “Bylaws”)) until the next annual meeting and until his or her successor has been elected and qualified. We currently have nine (9) directors serving on our Board of Directors. All of the nominees for director currently serve as directors and were elected by the stockholders at the 2021 Annual Meeting.
Each nominee has consented to being named as a nominee in this Proxy Statement and to serve as a director if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, properly submitted proxies will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting..
Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the majority of the remaining directors of the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.
Our directors have been nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this Proxy Statement, the Board believes that each director should possess the requisite ability, judgment and experience to oversee the Company’s business, and should contribute to the overall diversity of the Board. In evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our business and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees and certain biographical information. In addition, we have summarized for each director the reasons why such director has been chosen to serve on our Board of Directors. The information concerning the nominees and their security holdings has been furnished by them to us.
The following pages contain certain biographical information as of April 29, 2022, for each nominee for director:
Name	Age	Position
Tomer Kariv	61	Chairman of the Board
Sumit Aggarwal	50	President and Chief Executive Officer and Director
Zafrira Avnur, Ph.D.	71	Director
Ran Nussbaum	49	Director
Rajesh Parekh, DPhil	61	Director
Steven Rubin	61	Director
Jasbir Seehra, Ph.D.	66	Director
Gadi Veinrib	43	Director
Alan Walts, Ph.D.	62	Director
7

Director Nominees
Mr. Tomer Kariv Independent Director Chairman of the Board Nominating Committee
Mr. Tomer Kariv is the Chairman of our Board and previously served as a member of the board of directors of Eloxx Pharmaceuticals, Ltd. (the “Eloxx Limited Board”) since October 2016. For the past 14 years Mr. Kariv has been the Chief Executive Officer and Co-Founder of The Pontifax Group, which established six funds with over $1 billion under management and invested in over 100 portfolio companies. Mr. Kariv also serves on the board of directors of many of The Pontifax Group’s portfolio companies including:
V-Wave Ltd., EyeYon Medical Ltd., Cathworks Ltd., Raziel Therapeutics Ltd. and Keros Therapeutics, Inc. (a public biotech company where Mr. Kariv serves as chair of the nominating and corporate governance committee). He previously served as a Director of VBI Vaccines Inc., 89Bio Ltd., LogicBio, Entera Ltd., Nutrinia Ltd., Check-Cap Ltd., Headsense Medical Ltd., Macrocure Ltd., Avraham Pharmaceuticals, Stimatix Ltd., Applied Immune Technologies, and Otic Pharma Ltd. Mr. Kariv has 15 years of experience as a seasoned venture capital industry executive and has played a key role in investing, managing and nurturing technology driven companies and startups and has held senior management positions at top Israeli financial institutions. Mr. Kariv received a B.A. in Economics from Harvard University and a Juris Doctor from Harvard Law School. Our Board believes Mr. Kariv’s extensive experience as a venture capital investor, financial executive and board member qualifies him to serve on our Board.

Sumit Aggarwal Director President and Chief Executive Officer
Mr. Sumit Aggarwal joined Eloxx as our President and Chief Executive Officer on April 1, 2021, and previously served as President and Chief Executive Officer and a director of Zikani Therapeutics, Inc. (“Zikani”) since 2019. Mr. Aggarwal joined Zikani in 2018 as Chief Financial Officer and Chief Business Officer, and led the transformation of Zikani from an early- stage technology company to a rare disease and oncology-focused organization. Prior to joining Zikani, from 2015 to 2018, Mr. Aggarwal served as acting President and Chief Financial Officer of Progenity, Inc., a private genetic services company offering pre-natal genetic testing to OB/GYN practices. From 2016 to 2018, Mr. Aggarwal served as a member of the board of directors of NEOSEQ, a privately-held genetic sequencing-based diagnostic company. Mr. Aggarwal has also held leadership roles in healthcare and biotechnology at Adage Capital and as an Associate Partner at McKinsey & Company in its healthcare practice. Mr. Aggarwal has more than 20 years of experience in pharmaceutical and biotechnology commercial operations, investment management, management consulting, and has been successful in transforming companies by re-invigorating innovation, growth and profitability, and raising capital for promising technology companies. Mr. Aggarwal holds an M.B.A. with distinction from the Johnson School, Cornell University, and a Bachelor of Technology with Honors in Chemical Engineering from the Indian Institute of Technology, Kharagpur. Our Board believes Mr. Aggarwal’s service as an executive and experience in the pharmaceutical and biotechnology industry qualifies Mr. Aggarwal to serve on our Board.

8

Dr. Zafrira Avnur, Ph.D. Independent Director Compensation Committee Nominating Committee
Dr. Zafrira Avnur, Ph.D. has served as a member of our Board since December 2017, and previously served as a member of the Eloxx Limited Board since June 2017. Dr. Avnur is the Chief Scientific Officer at Quark Venture Inc., a venture investment fund focused on life sciences investments. Prior to Quark, Dr. Avnur was the Global Head of Academic Innovation, Roche Partnering from 2009 until October 2016. Dr. Avnur was also named Global Head of Neglected Diseases Roche Partnering from 2010 until 2012. She also has created nine startup companies and serves on the board of directors of several portfolio companies. Preceding her academic innovation leadership role, Dr. Avnur assumed responsibility for scientific evaluations of partnering opportunities and started the “Finder” group for Biomarkers for all therapeutic areas at Roche. She acted as Liaison between Pharma and Diagnostic Divisions and contributed to the PHC (Personalized Health Care) initiative. Prior to her partnering roles, Dr. Avnur worked in diagnostics and pharmaceuticals research and development for nearly 20 years. She held a number of positions progressing from scientist and manager to global responsibilities. In these roles she was overseeing the advancement of compounds from the bench into the clinic, and was involved in the design and execution of early clinical studies that characterize the pharmacodynamics and clinical effects of a number of compounds. Dr. Avnur received a B.Sc. in Biology and a M.Sc. in Biology from Ben Gurion University and a Ph.D. in Immunology from the Weizmann Institute of Science. Dr. Avnur also conducted post-doctoral work at Stanford Medical Center in the Cancer Immunology Department. Our Board believes Dr. Avnur’s experience as an executive in research and development qualifies her to serve on our Board.

Mr. Ran Nussbaum Independent Director Nominating Committee (Chair)
Mr. Ran Nussbaum has served as a member of our Board since December 2017, and previously served as a member of the Eloxx Limited Board since September 2013. Mr. Nussbaum is a managing partner and Co-Founder of The Pontifax Group, which established seven funds with over $1 billion under management and invested in over 100 portfolio companies. Over the past 15 years, Mr. Nussbaum has been managing The Pontifax Group’s activity together with Mr. Tomer Kariv. Mr. Nussbaum is the Chairman of the Board of Keros Therapeutics Inc. (a public biotech company where Mr. Nussbaum also serves as chair of the compensation committee). He currently serves as a Director of UroGen Pharma, Inc. (a public biotech company where he also serves as a member of the compensation, nominating and corporate governance committee), and Lutris Pharma Ltd.

Mr. Nussbaum also previously served on the boards of directors of many of The Pontifax Group’s portfolio companies: Quiet Therapeutics Ltd., Ocon Medical Ltd., N.T.B. Pharma Ltd., ArQule, Inc. (acquired by Merck in January 2020), Zolex Therapeutics Ltd., c-Cam Biotherapeutics Ltd. (acquired by Merck), Kite Pharma, Inc., BioBlast Pharma Ltd., Nutrinia Ltd., Biomedix Ltd., Nasvax Ltd., NovellusDx Ltd., VBI Vaccines Inc. and Prevail Therapeutics, Inc. (acquired by Eli Lilly and Company in January 2021).

Mr. Nussbaum’s experience in the life sciences arena coupled with over a decade of experience in the business intelligence field create a unique blend of skills, enabling him to support companies from inception to commercialization. Our Board believes Mr. Nussbaum’s experience as a venture capitalist investor in the biotechnology industry qualifies him to serve on our Board.

9

Dr. Rajesh Parekh, DPhil Independent Director
Dr. Rajesh Parekh joined our Board on April 1, 2021 and previously served as a director of Zikani Therapeutics, Inc. Dr. Parekh is a General Partner at Advent Life Sciences LLP, which he joined in 2006. During an academic career at Oxford University, he co-founded Oxford GlycoSciences PLC, where he served as Chief Scientific Officer and Chief Executive Officer from 1988 until its sale to Celltech Group PLC (now UCB SA) in 2003. He has founded or served on the boards of several life sciences companies in the United States and Europe including Avila Therapeutics, Inc., EUSA Pharma (Europe) Limited, Biocartis NV, Amsterdam Molecular Therapeutics (AMT) Holding NV (now uniQure), Aura, Inc., Itara Ltd., Cellnovo SA, Artax, Inc., and Project Paradise Limited. He was also a member of the Supervisory Board of the Novartis Venture Fund and is currently Chairman of the Board of Directors of Galapagos nv, (a public biotech company). Dr. Parekh also currently serves as a member of the board of directors of Advent Venture Partners LLP, Advent Life Sciences LLP, Aleta, Inc., Alpha Anomeric SA, Amphista Therapeutics Ltd., Arrakis, Inc., Aura Biosciences, Capella BioSciences Ltd., Levicept Limited, PE Limited, Pheno Therapeutics Ltd., and Tridek-One Therapeutics SAS. Mr. Parekh also served as a director of Zikani prior to its acquisition by the Company (the “Zikani Merger”). He received his MA in Biochemistry and DPhil in Molecular Medicine from the University of Oxford, where he has also been a Senior Research Fellow and Professor. Our Board believes Dr. Parekh’s experience in the biopharmaceutical industry, his executive leadership and board experience qualifies him to serve on our Board.

Mr. Steven Rubin Independent Director Audit Committee (Chair)
Mr. Steven Rubin has served as a member of our Board since May 2014, when the Company was known as Sevion Therapeutics, Inc., until its merger with Eloxx Pharmaceuticals, Ltd. in December 2017. Mr. Rubin is the Executive Vice President — Administration and a Director of PKO Health, Inc. Mr. Rubin is currently a Director of Red Violet, Inc. (a public software and services company where he serves as a member of the audit committee and chair of both the compensation and nominating and corporate governance committees), Kidville, Inc., Non-Invasive Monitoring Systems, Inc., Cocrystal Pharma, Inc. (a public biotech company where he serves as the chair of both the audit and compensation committees and a member of the and nominating and corporate governance committee), Neovasc, Inc. and ChromaDex Corp. (a public bioscience company where he serves as the chair of the nominating and corporate governance committee). Mr. Rubin previously served as a Director of Cogint, Inc. prior to the spinoff of Red Violet from Cogint in March 2018, Dreams, Inc., Safestitch Medical, Inc. prior to its merger with TransEnterix, Inc., SciVac Therapeutics, Inc. prior to its merger with VBI Vaccines, Inc., Castle Brands, Inc., Tiger X Medical, Inc. prior to its merger with BioCardia, Inc., and PROLOR Biotech, Inc. prior to its acquisition by OPKO Health, Inc. Mr. Rubin received a B.A. in Economics from Tulane University and a J.D. from the University of Florida. Our Board believes Mr. Rubin’s experience in the biopharmaceutical industry, along with his extensive public company board experience qualifies him to serve on our Board.

10

Dr. Jasbir Seehra, Ph.D. Independent Director Audit Committee Compensation Committee (Chair)
Dr. Jasbir Seehra has served as a member of our Board since February 2018. Dr. Seehra has served as Chief Executive Officer and a member of the board of directors of Keros Therapeutics since December 2015. Before that, he worked for Third Rock Ventures and helped establish Decibel (where he still serves on their Scientific Advisory Board) and Ember Therapeutics (as Chief Scientific Officer). Before joining Ember, Dr. Seehra was part of a team of scientific advisors for many companies. He has served as an advisor on Ember’s Scientific Advisory Board since the company’s launch. With more than 25 years of experience developing innovative small molecule and biologic drugs, Dr. Seehra served as Chief Scientific Officer of Acceleron Pharma, Inc., which he co-founded in 2003. He has also served as Vice President of Biological Chemistry at Wyeth and led the small molecule lead discovery effort at Genetics Institute, Inc., where he successfully built the institute’s small molecule drug discovery capabilities, including medicinal chemistry, high throughput screening and structural biology. Dr. Seehra has authored numerous publications and is an inventor on 78 patents. Dr. Seehra received a B.S. and a Ph.D. in Biochemistry from the University of Southampton in England. He completed his postdoctoral work at the Massachusetts Institute of Technology. Our Board believes Dr. Seehra’s drug development and executive leadership experience qualifies him to serve on our Board.

Mr. Gadi Veinrib Independent Director Compensation Committee
Mr. Gadi Veinrib has served as a member of our Board since 2017. Mr. Veinrib previously served as a member of the Eloxx Limited Board since November 2014. Mr. Veinrib serves as the Chairman of the Board of Aqua Maof Aquaculture Technologies Ltd., a world leader in indoor aquaculture technology, as well as other companies in the Aqua Maof Global Aquaculture Group. Mr. Veinrib serves as a board member in Israeli based Meteo-Logic Ltd., SGCI and Minute Ltd. Mr. Veinrib served as Vice President of Elron Electronic Industries Ltd., as well as a director of companies within Discount Investment Corporation Ltd. (a member of the IDB Group), including Netvision Ltd., RDSeed Ltd., Cloudyn Software Ltd. and Nana10 Ltd. Mr. Veinrib holds a B.A. in Economics from Tel Aviv University. Our Board believes Mr. Veinrib’s executive and financial leadership experience qualifies him to serve on our Board.

11

Dr. Alan E. Walts, Ph.D. Independent Director Audit Committee
Dr. Alan Walts joined our Board on April 1, 2021 and previously served as Executive Chairman of Zikani since May 2020. Dr. Walts is a US-based Venture Partner with Advent Life Sciences, a position he has held since January 2014. Dr. Walts serves as Executive Chairman and Director of PIC Therapeutics (since 2016) and Artax Biopharma (since 2017). Dr. Walts is also a founder, Director and Treasurer of The Termeer Foundation, a public 501(c)(3) organization founded in 2019. Dr. Walts is currently an independent Director of Neuroelectrics Corp, and a business advisor and board observer of several private companies including Amylyx Pharmaceuticals, Arrakis Therapeutics, Alpha Anomeric and Amphista Therapeutics. Dr. Walts’ previous board experience includes X4 Pharmaceuticals (Director and co-founder, audit and nominating/governance committee member, 2013-2019), Aura Biosciences (Executive Chairman, Director, audit committee member, 2013-2019), and Arrakis Therapeutics (co-founder, Executive Chairman and Director, 2015-2019).

Dr. Walts has over 25 years of industry experience at Genzyme in business development, business strategy, research and development, general management, and venture capital. Prior to leaving Genzyme in 2013, Dr. Walts most recently managed Genzyme’s corporate venture fund, Genzyme Ventures (now Sanofi Ventures). Dr. Walts received a Ph.D. in chemistry from MIT in 1985, carried out post-doctoral research in biochemistry at MIT with Professor Christopher Walsh, and completed the executive Program for Management Development at Harvard Business School. Our Board believes Dr. Walts’ drug development and leadership experience qualifies him to serve on our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL 1.
12

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE
GOVERNANCE
Independence of the Board of Directors
As required under Nasdaq Stock Market (“Nasdaq”) rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the company’s Board. Under the Nasdaq rules, a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgement in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has affirmatively determined that all directors are independent directors within the meaning of the applicable Nasdaq rules except Mr. Aggarwal, who is not independent by virtue of his current executive officer position with the Company.
Executive Sessions
The independent directors meet at least twice a year in a private session that excludes management and any non-independent directors. The Chairman of the Board presides at such session.
Board Leadership Structure
The Company’s Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead independent director.
The positions of our Chair of the Board and our Chief Executive Officer and President are currently served by two separate persons. Mr. Kariv serves as Chairman of the Board, and Mr. Aggarwal serves as our Chief Executive Officer. Mr. Kariv has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. Given the Company’s current needs, the Board believes that the existing leadership structure is appropriate as it allows our CEO to focus on the day-to-day operation of the business, execution of the Company’s strategy, shaping of the Company’s corporate vision and operational leadership of the business while allowing the Chairman of the Board to facilitate the Board’s independent oversight of management and the Company’s strategic direction and other matters.
We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our Company. Our Audit Committee has the responsibility to assist the Board in its oversight of risk, which includes, without limitation, overseeing the management of financial risks, risks relating to the performance of the Company’s internal audit function and its independent registered public accounting firm, risks related to the Company’s system of internal controls and procedures and risks related to cybersecurity and data protection. The Audit Committee is also responsible for discussing with and the Company’s independent auditor the Company’s policies relating to risk assessment and management. Our Nominating Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee is responsible for assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking and evaluating compensation policies and practices that could mitigate any such risk. Prior to its dissolution in September 2021, the
13

Strategic Finance Committee assisted the Board in fulfilling its responsibilities to review, among other things, the Company’s long-term strategy, risks and opportunities relating to such strategy, major financial objectives and potential transactions. It is the responsibility of the chairperson of each committee of the Board to report findings regarding material risk exposures to the full Board.
Meetings of the Board of Directors
During fiscal year 2021, the Board met 11 times, the audit committee met five times, the compensation committee met seven times, and the nominating and corporate governance committee met four times. Prior to its dissolution in September 2021, the Strategic Finance Committee met two times. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served held during the portion of the last fiscal year during which he or she was a director or committee member.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Nine of our then serving directors attended our 2021 annual meeting of stockholders.
Anti-Hedging Policy
The Board has approved an Insider Trading Policy, which, among other matters, addresses transactions that present a heightened legal risk and the potential appearance of improper or inappropriate conduct. It is the Company’s policy that covered persons, which include all Company directors, officers and employees, may not engage hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds.
14

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board had previously established a Strategic Finance Committee, which was dissolved in September 2021. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. In addition, from time to time, the Board may establish additional committees under the direction of our Board when necessary to address specific issues.
Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board. A copy of the charter of each of our committees, as well as our Corporate Governance Guidelines, are available on our website at
www.eloxxpharma.com
 by choosing the “Investors” link and clicking on the “Corporate Governance” section.
Committee Memberships (as of the date of this Proxy Statement)
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Committee Membership
Name	Audit	Corporate Governance	Compensation	Strategic Finance(1)
Zafrira Avnur, Ph.D.		•	•
Tomer Kariv		•
Alan Walts, Ph.D.	•
Ran Nussbaum				•
Steven D. Rubin
Jasbir Seehra, Ph.D.	•
Gadi Veinrib			•
(1)	The Strategic Finance Committee was dissolved in September 2021.
= Denotes Chair
Audit Committee
Our Audit Committee currently consists of three directors: Mr. Rubin and Drs. Seehra and Walts, with Mr. Rubin serving as the Chair of the committee. Mr. Kleijwegt previously served on the Audit Committee and resigned effective April 1, 2021 at which time Dr. Walts was appointed to fill the vacancy. Our Board has affirmatively determined that each member of our Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”) applicable audit committee members. Our Board of Directors has determined that all members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations and that each of Mr. Rubin, Dr. Seehra and Dr. Walts qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Audit Committee is responsible for, among other things overseeing our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the Company’s independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; assists the Board in its oversight of risk, including the oversight of financial risks, risks related to the Company’s system of internal controls over financial reporting and disclosure controls and procedures and risks related to cybersecurity and data protection; reviews and approves or disapproves transactions between the Company and any related persons; confers with management, and the Company’s independent registered public accounting firm, as appropriate, regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and
15

anonymous submission by employees of concerns regarding questionable accounting or auditing matters; prepares the Audit Committee report required by SEC rules for inclusion in the Company’s proxy statement; and reviews and discusses with management and the independent auditor the Company’s annual and quarterly financial statements, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Exchange Act reports filed with the SEC.
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee of the Board of Directors has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2021.
Respectfully submitted,
Steven D. Rubin
Jasbir Seehra, Ph.D.
Alan Walts, Ph.D.
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee currently consists of three directors: Mr. Veinrib and Drs. Avnur and Seehra, with Dr. Seehra serving as the Chair of the committee. Our Board of Directors has determined that each member of our Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. The Compensation Committee is responsible for, among other things:
•	reviewing and establishing the Company’s overall management compensation and benefits philosophy and policies;
•	reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management, as appropriate;
•	reviewing and recommending to the Board the type and amount of compensation to be paid or awarded to Board members;
•	reviewing and administering or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•	appointing and overseeing any compensation consultants;
•	assisting in the oversight of management’s plans for succession of the Chief Executive Officer and, as necessary or advisable, other members of senior management; and
•
reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control arrangements and any other compensatory arrangements (including, without limitation, perquisites and any other form of compensation) for our executive officers and, as appropriate, other senior management.

Compensation Committee Processes and Procedures
The Compensation Committee holds regularly scheduled meetings and such special meetings as circumstances dictate. The agenda for each meeting is usually developed by the Chairperson of the Compensation Committee, in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation
16

Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation.
The Compensation Committee has the authority to delegate to the Chief Executive Officer and/or the officers of the Company who report directly to the Chief Executive Officer and all officers who are “insiders” subject to Section 16 of the Exchange Act (the “Senior Officers”), the determination of compensation under approved compensation programs, except that compensation action affecting the Chief Executive Officer or the Senior Officers may not be delegated. The Committee has direct responsibility and power to review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, and approve the compensation level for the Chief Executive Officer based on this evaluation.
Compensation Committee Consultant
Under its charter, the Compensation Committee has the authority, in its sole discretion, to obtain, at our expense, advice of compensation consultants and internal and external legal, accounting or other advisers that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee and for the approval of such consultant’s or adviser’s fees and other retention terms. .. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and Nasdaq requirements that bear upon the adviser’s independence.
In accordance with its authority, the Compensation Committee has retained Radford, a part of Aon plc (“Radford”) as its outside compensation consultant during fiscal year 2021. As requested by the Compensation Committee, in 2021, Radford met regularly with the Compensation Committee and provided advice regarding the design and implementation of the Company’s executive compensation programs, as well as our director compensation programs. In particular, Radford:
•	reviewed and made recommendations regarding executive and non-employee director compensation;
•	provided market data and performed competitive market analyses, including peer group analyses; and
•	assisted in the preparation of certain of our compensation-related disclosures included in this Proxy Statement.
In providing its services to the Compensation Committee, with the Compensation Committee’s knowledge, Radford may contact our management from time to time to obtain data and other information from us and to work together in the development of proposals and alternatives for the Compensation Committee to review and consider.
All executive compensation services provided by Radford during 2021 were conducted under the direction or authority of the Compensation Committee, and all work performed by Radford was approved by the Compensation Committee. Neither Radford nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Radford raised any conflict of interest for services performed during 2021 and determined that it did not. In order to ensure that Radford is independent, Radford is engaged by, takes direction from, and reports to, only the Compensation Committee and, accordingly, only the Compensation Committee has the right to terminate or replace Radford at any time.
Additionally, during 2021, Radford did not provide any services to us other than regarding executive, employee and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.
Nominating and Corporate Governance Committee
The Nominating Committee currently consists of three directors: Messrs. Nussbaum and Kariv and Dr. Avnur, with Mr. Nussbaum serving as the Chair of the Nominating Committee. Our Board has determined that each member of our Nominating Committee qualifies as “independent” under applicable Nasdaq rules applicable to Nominating and Corporate Governance Committee members.
The Nominating Committee of the Board is responsible for identifying and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board and developing a set of corporate governance principles for the Company.
17

Director Candidates
The Nominating Committee believes that candidates for director should have certain minimum qualifications and have the highest personal integrity and ethics. The Nominating Committee believes that each director should possess the requisite ability, judgment and experience to oversee the Company’s business, and should contribute to the overall diversity of the Board. Accordingly, the Nominating Committee considers the qualifications of directors and director candidates individually and in the broader context of its overall composition and the Company’s current and future needs. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board and the Company. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Any such stockholder recommendations must be delivered to our Corporate Secretary, at 48 Arsenal Way, Suite 130, Watertown, MA, together with the information required to be filed in a proxy statement with the SEC regarding director nominees, and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder nominations as set forth in our Bylaws and under the section of this Proxy Statement entitled “Stockholder Nominations — Advance Notice.”
Strategic Finance Committee
The Board previously established and delegated authority to the Strategic Finance Committee to assist the Board in its responsibilities to review the Company’s long-term strategy, related risks and transactional opportunities outside the ordinary course of the Company’s business. The Strategic Finance Committee consisted of two directors: Mr. Nussbaum and Mr. Rubin, with Mr. Rubin serving as the Chair of the committee. The Strategic Finance Committee was dissolved in September 2021.
Board Diversity Matrix (as of April 29, 2022)
Total Number of Directors: 9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	1	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background		3
Stockholder Communications with the Board of Directors
To help foster input and insight from the Company’s stockholders and other interested parties (collectively, “Interested Parties”), Interested Parties may communicate with, or otherwise make his or her concerns known directly to, the Chairperson of the Board, the Lead Director, if any, any chairperson of a Board committee, or the non-management or independent members of the Board, by addressing such communications to the intended recipient by name or position in care of: Eloxx Pharmaceuticals, Inc., Attn: Corporate Secretary, 40 Arsenal Way, Watertown, Massachusetts 02472. The Corporate Secretary will forward such communications to the appropriate party.
18

Code of Ethics
We have adopted the Eloxx Pharmaceuticals, Inc. Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at
https://investors.eloxxpharma.com/corporate-governance/governance-overview
. We intend to post on our website any required disclosures for amendments to or waivers of any provisions of the Code of Business Conduct and Ethics.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to serve the interests of the Company and its stockholders.
The Corporate Governance Guidelines set forth the practices regarding, among other things, the Board’s composition and selection, Board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and Board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at
https://investors.eloxxpharma.com/corporate-governance/

governance-overview
 or by writing to our offices at 48 Arsenal Way, Suite 130, Watertown, MA.
Stockholder Nominations — Advance Notice
Our Bylaws provide that nominations for the election of directors and proposals for other business to be transacted by the stockholders may be made at an annual meeting: (a) pursuant to the Company’s notice with respect to such meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth in the Bylaws and summarized below. The following summary is qualified in its entirety by reference to Section 1.2 of our Bylaws, which contains additional information and requirements that must be adhered to.
In addition to any other applicable requirement for a nomination or proposal to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting of the preceding year; provided that in the event that the date of the annual meeting for the current year is more than 30 days before or after the anniversary date of the prior year’s annual meeting, then on or before 10 days after the day on which the date of the current year’s annual meeting is first disclosed in a public announcement.
To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to serve as a director if elected; (ii) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act; (b) as to each proposal that the stockholder seeks to bring before the meeting, a brief description of such proposal, the reasons for making the proposal at the meeting, the text of the proposal (including the text of any resolutions proposed for consideration and in the event that it includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment) and any material interest that the stockholder has in the proposal; and as to the stockholder giving the notice: (i) the name and record address of such stockholder and any associated persons on whose behalf the nomination or proposal is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or any associated person; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; and (iv) a representation that such stockholder is a holder of record of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice.
19

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2022 and has further directed that management submit the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP was initially appointed in June 2018 as our independent registered public accounting firm to audit our financial statements for the year ended December 31, 2018. Neither Deloitte & Touche LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.
Neither our Bylaws, as amended, nor other governing documents or law require stockholder ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table sets forth the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us in each of the last two fiscal years.
	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Audit Fees(1)	$563,970	$509,080
Audit-Related Fees(2)	187,910	—
Tax Fees(3)	44,200	46,200
All Other Fees(4)	—	3,790
Total Fees	$796,080	$559,070
(1)
Represents fees billed for professional services provided to us in connection with the integrated annual audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting, the review of our quarterly condensed consolidated financial statements, as well as audit services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings.

(2)	Represents fees billed for professional services provided to us in connection with registration statement and other periodic filings.
(3)	Represents fees billed for tax compliance and tax advice services, including fees for tax return preparation.
(4)	Represents fees billed for an annual software subscription in 2020.
All such services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policy and Procedures” described below.
Pre-Approval Policy and Procedures
The written charter for our Audit Committee requires that the Audit Committee approve or pre-approve all audit and all permitted non-audit services rendered by our independent registered public accounting firm. The Audit Committee has adopted a policy that sets forth procedures and conditions for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) entered into pursuant to the pre-approval policies and procedures described in the policy (“standing pre-approval”) or (ii) explicitly approved by the Audit Committee (“engagement specific pre-approval”). The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.
20

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board recognizes the interests our investors have in the compensation of our named executive officers. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and in accordance with Regulation 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the Company is asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in this Proxy Statement under the heading “Executive Compensation” in the compensation tables and the related narrative disclosure. The Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Our equity compensation (which is awarded in the form of stock options and restricted stock units) is designed to build executive ownership and align financial incentives focused on the achievement of our long-term strategic goals (both financial and non-financial). Compensation of the Company’s named executive officers is also designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment and promote the creation of long-term stockholder value.
Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” Proposal 3.
Because the vote is advisory, the result will not be binding on the Board or Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.
21

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers serving as of the date of this Proxy Statement. There are no family relationships between any of our directors and executive officers.
Name	Age	Title
Sumit Aggarwal, M.B.A.	50	President and Chief Executive Officer and director (since April 1, 2021)
Vijay Modur, M.B.B.S., Ph.D.	55	Head of Research and Development (since April 1, 2021)
Daniel Geffken, M.B.A.	65	Interim Chief Financial Officer (since April 1, 2021)
We note that Gregory C. Williams, former Chief Executive Officer, Neil S. Belloff, former Chief Operating Officer and General Counsel, Stephen G. MacDonald, Former Vice President of Finance and Accounting and Treasurer, and Gary D. Rakers former Executive Director, Finance and Accounting, Corporate Controller and Treasurer, each resigned from the Company during 2021. Each of Messrs. Williams, Belloff, MacDonald, and Rakers, served as named executive officers for fiscal year 2021.
Sumit Aggarwal — President and Chief Executive Officer
Mr. Sumit Aggarwal became our President and Chief Executive Officer and a director on April 1, 2021. See “Proposal 1 — Election of Directors” for Mr. Aggarwal’s biography.
Daniel E. Geffken — Interim Chief Financial Officer
Mr. Daniel Geffken was appointed as Interim Chief Financial Officer on April 1, 2021. Mr. Geffken is a founder of Danforth Advisors and brings more than 30 years of financial experience to his work for Danforth clients, ranging from start-ups to publicly traded companies with over a billion dollars in market capitalization. He has served as chief financial officer and strategic consultant to numerous companies, including Apellis Pharmaceuticals, Cidara Therapeutics, GenePeeks, Homology Medicines, Stealth BioTherapeutics and Transkaryotic Therapies. Since 2013, Mr. Geffken has participated in eleven initial public offerings. Over the course of his career, he has helped life sciences companies raise more than two billion dollars in equity and debt securities. Mr. Geffken holds a B.S. from The Wharton School, University of Pennsylvania, and an M.B.A. from Harvard Business School.
Vijay Modur — Head of Research and Development
Vijay Modur became our Head of Research and Development on April 1, 2021 and previously served as the Head of R&D, Chief Scientific and Medical Officer of Zikani Therapeutics, Inc. In his more than 20 years in pharmaceutical and diagnostic roles in R&D, Dr. Modur has successfully translated research discovery efforts into products that impacted medical practice. Prior to joining Zikani, Dr. Modur led the venglustat rare disease program at Sanofi across multiple rare disease indications into phase 2 and phase 3 clinical development as well as other early development programs. Prior to Sanofi, Dr. Modur held leadership roles at HTG Molecular, Novartis Oncology and Merck Research Labs. Dr. Modur obtained his M.B.B.S. from Karnatak University and his Ph.D. from University of Utah. Dr. Modur was a resident in Clinical Pathology at Washington University School of Medicine where he also completed his post-doctoral fellowship.
22

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common stock as of April 20, 2022, by (a) each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of the outstanding shares of our common stock, (b) each of our directors, (c) each of our named executive officers and (d) all directors and executive officers as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such SEC rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or dispositive power as well as any shares that the individual has the right to acquire within 60 days of April 20, 2022 through the exercise of any stock option, warrants or other rights. Restricted stock units (RSUs) and stock options that will vest within 60 days of April 20, 2022 are deemed outstanding and reflected in the “Shares of Common Stock Beneficially Owned” column and for computing the ownership percentage of the stockholder holding such securities, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Vested RSUs are included as common stock. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 86,653,089 shares of our common stock outstanding as of April 20, 2022. Shares of common stock that a person has the right to acquire within 60 days of April 20, 2022, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise noted below, the address of the persons listed on the table is c/o Eloxx Pharmaceuticals, Inc., 48 Arsenal Way, Suite 130, Watertown, MA.
Greater than 5% Stockholders(1)	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Pontifax Funds(2)	14,649,004	16.9%
Roche Finance Ltd(3)	4,998,936	5.8%
Gurnet Point L.P.(4)	4,976,717	5.7%
Directors and Named Executive Officers(1)
Zafrira Avnur, Ph.D.(5)	93,096	*
Tomer Kariv(6)	14,739,837	17.0%
Ran Nussbaum(7)	14,739,737	17.0%
Rajesh Parekh, DPhil(8)	2,557,408	3.0%
Steven D. Rubin(9)	149,953	*
Jasbir Seehra, Ph.D.(10)	90,833	*
Gadi Veinrib(11)	90,833	*
Alan Walts, Ph.D.(12)	62,833	*
Sumit Aggarwal(13)	883,069	1.0%
Daniel E. Geffken(14)	150,000	*
Vijay Modur, Ph.D.(15)	521,281	*
Gregory C. Williams(16)	867,187	*
Neil S. Belloff, Esq.(17)	392,500	*
Stephen G. MacDonald(18)	—	*
All directors and executive officers as a group (11 persons)(19)	29,405,626	33.3%
*	Represents beneficial ownership of less than 1%.
(1)	The information contained in this table is as of the record date, April 20, 2022.
23

(2)
Based solely on a Schedule 13D/A filed with the SEC on May 21, 2021, each of Pontifax Management III G.P. (2011) Ltd. (“Management III”) and Pontifax Management Fund III L.P. (“Pontifax III”) has shared voting and shared dispositive power over 7,188,186 shares of our common stock, Pontifax (Cayman) III, L.P. (“Cayman III”) has shared voting and shared dispositive power over 2,287,937 shares of our common stock, Pontifax (Israel) III, L.P. (“Israel III”) has shared voting and shared dispositive power over 4,900,249 shares of our common stock, Pontifax Management 4 G.P. (2015) Ltd. (“Management 4”) has shared voting and shared dispositive power over 7,460,818 shares of our common stock, Pontifax (Cayman) IV L.P. (“Pontifax IV”) has shared voting and shared dispositive power over 1,791,470 shares of our common stock, Pontifax (Israel) IV L.P. (“Israel IV”) has shared voting and shared dispositive power over 3,679,797 shares of our common stock, Pontifax (China) IV L.P. (“China IV”) has shared voting and shared dispositive power over 1,989,551 shares of our common stock, each of Pontifax Late Stage GP Ltd. (“Late Stage GP”) and Pontifax Late Stage Fund L.P. (“Late Stage Fund”) has shared voting and shared dispositive power over 616,592 shares of our common stock. Management III is the ultimate general partner of Cayman III, Israel III and Management 4 is the ultimate general partner of Cayman IV, Israel IV and China IV. Late Stage GP is the ultimate general partner of Late Stage Fund. Messrs. Ran Nussbaum and Tomer Kariv are the managing partners of each of Management III, Management 4 and may also be deemed to share voting and dispositive power with respect to the shares held by Late Stage Fund. The business address of each of the foregoing named beneficial owners is c/o Pontifax, 14 Shenkar Street, Beit Ofek, Herzliya Pituach, 46140 Israel.

(3)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022, each of Roche Finance Ltd and Roche Holding Ltd has shared voting power and shared dispositive power over 4,998,936 shares of our common stock. The address of Roche Finance Ltd is Grenzacherstrasse 122, 4070 Basel, Switzerland and of Roche Holding Ltd is Grenzacherstrasse 124, 4070 Basel, Switzerland.

(4)
Based solely on a Schedule 13G/A filed with the SEC on June 29, 2021, each of Gurnet Point L.P., Waypoint International GP LLC, Waypoint International Holdings S.A. and Ernesto Bertarelli has shared voting and dispositive power over 4,976,714 shares of our common stock. Waypoint International Holdings S.A. is the sole member of Waypoint International GP LLC, which is the sole general partner of Gurnet Point L.P. Ernesto Bertarelli is the controlling shareholder of Waypoint International Holdings S.A. As a result, Mr. Bertarelli and each of the foregoing entities may be deemed to share beneficial ownership of the Common Stock held by Gurnet Point L.P. The business address of each of Gurnet Point L.P. and Waypoint International GP LLC is 55 Cambridge Parkway, Suite 401, Cambridge, MA 02142. The business address of each of Waypoint International Holdings S.A. and Mr. Bertarelli is Av. Giuseppe Motta 31-33, PO Box 145, CH-1211, Geneva 20, Switzerland.

(5)	Consists of 2,263 shares of common stock held in an IRA indirectly by spouse, and 90,833 shares of common stock underlying stock options.
(6)
Includes 14,649,004 shares of common stock of the Pontifax Funds as to which Mr. Kariv may be deemed to share voting power and investment control in his capacity as a managing partner of Management III and Management 4. Mr. Kariv disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. This total also includes 90,833 shares of common stock underlying stock options.

(7)
Includes 14,649,004 shares of common stock of the Pontifax Funds as to which Mr. Nussbaum may be deemed to share voting power and investment control in his capacity as a managing partner of Management III and Management 4. Mr. Nussbaum disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. This total also includes 90,833 shares of common stock underlying stock options.

(8)
Includes 2,532,270 shares of common stock held by the Advent Life Sciences, LLP as to which Mr. Parekh may be deemed to share voting power and investment control in his capacity as a general partner. Mr. Nussbaum disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. This total also includes 25,138 shares of common stock underlying stock options.

(9)	Consists of 149,953 shares of common stock underlying stock options.
(10)	Consists of 90,833 shares of common stock underlying stock options.
(11)	Consists of 90,833 shares of common stock underlying stock options.
(12)	Consists of 37,695 shares of common stock and 25,138 shares of common stock underlying stock options.
(13)	Consists of 279,158 shares of common stock and 603,911 shares of common stock underlying stock options.
(14)
Consists of 50,000 shares of common stock personally held and 100,000 share of common stock underlying stock options which is owned by Danforth Advisors, LLP, which, may be deemed to share voting power and investment control in his capacity as a managing director. Mr. Geffken disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(15)	Consists of 219,326 shares of common stock and 301,955 shares of common stock underlying stock options.
(16)	Based on information known to the Company as of the date of Mr. Williams’s departure from the Company effective April 1, 2021, consists of 867,187 shares of common stock underlying stock options.
(17)	Based on information known to the Company as of the date of Mr. Belloff’s departure from the Company effective August 25, 2021, consists of 362,500 shares of common stock underlying stock options.
(18)	Based on information known to the Company as of the date of Mr. MacDonald’s departure from the Company effective March 26, 2021.
(19)
Each of Mr. Kariv and Mr. Nussbaum report the shares held by the Pontifax Funds due to their potential deemed shared voting and dispositive power over those shares. The shares held by the Pontifax Funds are only included once in the number reported in this row. This group of directors and executive officers includes only those currently serving as directors and executive officers as of the date of this Proxy Statement and does not include Messrs. Williams, Belloff or MacDonald.

24

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, our principal accounting officer, directors and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2021 filed with the SEC and written representations by our directors, executive officers that no other reports were required, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2021.
25

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to each individual who served as our principal executive officer during fiscal year 2021, the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2021 and two former executive officers (our “named executive officers”).
Summary Compensation Table
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(8)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Sumit Aggarwal	2021	407,692	331,250	937,971	4,011,367	—	—	5,688,280
Chief Executive Officer
Daniel E. Geffken(7)	2021	—	—	—	—	—	130,750	130,750
Interim Chief Financial Officer
Vijay Modur	2021	326,923	212,500	736,935	2,005,683	—	—	3,282,041
Head of Research and Development
Gregory C. Williams	2021	347,380	—	—	783,000	—	571,421	1,701,081
Former Chief Executive Officer	2020	454,583	—	718,000	916,000	142,500	13,798	2,254,881
Neil S. Belloff, Esq.	2021	292,967	261,117	—	313,200	—	478,127	1,345,411
Former Chief Operating Officer, General Counsel, and Corporate Secretary	2020	411,525	—	359,000	458,000	100,800	105,579	1,434,904
Stephen G. MacDonald	2021	62,219	67,320	—	—	—	10,734	147,273
Former Vice President of Finance and Accounting, Treasurer	2020	276,250	—	—	63,198	67,320	24,766	431,534
(1)
Reflects the highest position held by the named executive officer during 2021. Dr. Williams, Mr. Belloff and Mr. MacDonald left the Company during 2021. Dr. Williams resigned as Chief Executive Officer effective April 1, 2021 and Mr. Aggarwal was appointed as our Chief Executive Officer effective April 1, 2021. Mr. MacDonald resigned from the Company effective March 26, 2021 and Mr. Geffken was appointed as Interim Chief Financial Officer effective April 1, 2021. Mr. Belloff resigned from the Company effective August 25, 2021.

(2)
Amounts reflect the aggregate grant date fair value of restricted stock units granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the restricted stock unit or the sale of the common stock underlying such restricted stock unit. The grant date fair value was not adjusted to take into account any estimated forfeitures.

(3)
Amounts reflect the aggregate grant date fair value of option awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. The grant date fair value was not adjusted to take into account any estimated forfeitures.

(4)
Amounts represent amounts payable upon the achievement of pre-established annual corporate goals. The Company’s Compensation Committee determined to pay Dr. Williams, Mr. Belloff and Mr. MacDonald annual cash incentive plan awards equal to 60%, 60% and 80%, respectively, of such named executive officer’s target award for performance in 2021.

(5)
Amounts shown in the “All Other Compensation” column include only that compensation that was not generally available to all Company employees during 2021. The amount shown in the “All Other Compensation” column for Mr. Geffken includes compensation paid to Danforth Advisors, LLC on his behalf, for Dr. Williams includes severance payments of $550,400 and $21,021 of accrued vacation payout, for Mr. Belloff includes severance payments of $448,800 and $29,327 of accrued vacation payout, and for Mr. MacDonald includes $10,734 of accrued vacation payout.

(6)	Amounts shown for Mr. Belloff and Mr. MacDonald reflect bonuses paid for service during 2021.
(7)	Mr. Geffken provides services through Danforth Advisors, LLC (“Danforth Advisors”), a consulting entity.
(8)	Amounts shown for Mr. Agarwal and Mr. Modur reflect bonuses earned in 2021 and paid in 2022.
26

Outstanding Equity Awards at Fiscal Year-End
The following table shows the equity awards held by our named executive officers, as of December 31, 2021. More information on our former executive officers is provided in the Employment Arrangements section below.
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Sumit Aggarwal(3)	4/1/2021	—	1,423,238	—	3.36	4/1/2031	—	—	—	—
	5/18/2021	—	992,409	—	1.41	4/1/2031	—	—	—	—
Daniel E. Geffken	4/20/2021	100,000(2)	—	—	2.38	4/20/26	—	—	—	—
Vijay Modur(3)	4/1/2021	—	711,619	—	3.36	4/1/2031	—	—	—	—
	5/18/2021	—	496,204	—	1.41	4/1/2031	—	—	—	—
Gregory C. Williams	6/25/2018	300,000	—	—	18.85	5/25/2022	—	—	—	—
	1/30/2019	87,500	—	—	11.53	5/25/2022	—	—	—	—
	9/12/2019	154,687	—	—	6.47	5/25/2022	—	—	—	—
	2/25/2020	250,000	—	—	3.59	2/25/2022	—	—	—	—
	2/12/2021	75,000	—	—	4.04	2/25/2022	—	—	—	—
Neil S. Belloff	6/18/2018	125,000	—	—	20.85	5/25/2022	—	—	—	—
	1/30/2019	43,750	—	—	11.53	5/25/2022	—	—	—	—
	9/12/2019	68,750	—	—	6.47	5/25/2022	—	—	—	—
	2/25/2020	125,000	—	—	3.59	5/25/2022	—	—	—	—
	2/12/2021	30,000	—	—	4.04	5/25/2022	—	—	—	—
(1)
The market value of the stock awards is determined by multiplying the number of shares subject to such award times by $3.98, which was the closing market price of the Company’s common stock on December 31, 2021, the last business day of 2021.

(2)	Options were granted to Daniel Geffken, who has assigned his economic interest in the options to his employer, Danforth Advisors, LLC.
(3)	Additionally, Mr. Aggarwal and Dr. Modur received 279,158 and 219,326 shares of restricted common stock of the Company, respectively, that fully vested during the year ended December 31, 2021.
Employment Arrangements
The initial terms and conditions of employment for each of our named executive officers are set forth in either employee offer letters or employment agreements. Each of our named executive officers served as at-will employees, subject to the terms of applicable offer letters or employment agreements. We entered into agreements with each of our named executive officers setting forth the terms of their employment with us. Below is a description of the material terms of each of the agreements.
2021 Named Executive Officers:
Employment Agreement with Sumit Aggarwal
The Company entered into an employment agreement with Sumit Aggarwal effective as of April 1, 2021, wherein he agreed to serve as the Company’s President and Chief Executive Officer Under the agreement, Mr. Aggarwal will receive an annual base salary of $530,000 and is also eligible to earn an annual bonus with a target value equal to 50% of his base salary, and for an annual “stretch” bonus of an additional 50% of his base salary, with such stretch bonus to be earned, if at all, based upon achievement of performance goals and/or such other factors as determined by the Board (or a committee thereof) in its discretion. In addition, on April 1, 2021, Mr. Aggarwal was granted the following equity awards under the Equity Plan: (i) an award of stock options to purchase 1,423,238 shares of Eloxx Common Stock, vesting with respect to one-fourth of the shares of Eloxx Common
27

Stock subject to such stock options on April 1, 2022, and vesting with respect to the remaining three-fourths of the shares of Eloxx Common Stock subject to such stock options in equal installments of one-twelfth on each quarterly anniversary of April 1, 2021 thereafter (generally subject to the applicable employee’s continued employment with the Company on each such vesting date) (the “Closing Options”); and (ii) an award of restricted stock units in respect of 55,854 shares of Eloxx Common Stock, vesting in full on December 1, 2021 (generally subject to the applicable employee’s continued employment through such date) (the “Additional RSUs” and, together with the Closing RSUs received by Mr. Aggarwal. If there is an equity financing that results in proceeds for the Company of at least $20.0 million and that results in dilution to the percentage of Eloxx Common Stock represented by the equity awards granted to Mr. Aggarwal, then within five days of such financing, the Company will grant additional stock options to Mr. Aggarwal, (on terms consistent with the Closing Options) such that, when combined with the Closing Options, Mr. Aggarwal’s stock options will represent the same percentage of the Eloxx Common Stock immediately following such financing as the Closing Options represented immediately prior to such financing (determined on a fully-diluted and as-converted basis).
The Employment Agreements can be terminated by the Company without “Cause” (but only following the 18-month anniversary of the effective time of the Zikani Merger), due to the applicable employee’s death or “Disability” or by the applicable employee with or without “Good Reason” (in each case, as such terms are defined in the employment agreement).
If Mr. Aggarwal’s employment with the Company is terminated due to their death or Disability, the applicable employee will be entitled to the following payments and benefits: (i) the “Accrued Amounts” (as defined in the Employment Agreements), (ii) any earned but unpaid bonus in respect of the most recently completed fiscal year of the Company (the “Prior Year Bonus”), a pro-rata bonus for the year of termination (which will be determined (prior to pro-ration) based on the Target Bonus if performance goals have not yet been established for the year of termination at the time of termination, or based on actual performance if performance goals have been established for the year of termination at the time of termination) (as applicable, the “Pro-Rata Bonus”), and (iii) if such termination occurs prior to December 1, 2021, the RSUs will vest in full as of the date of such termination.
If Mr. Aggarwal’s employment with the Company is terminated by the Company without Cause or by the applicable employee for Good Reason, the applicable employee will be entitled to the following payments and benefits: (i) the Accrued Amounts, (ii) the Prior Year Bonus, (iii) the Pro-Rata Bonus, (iv) 12 months’ base salary, payable in a lump sum (the “Salary Severance”), (v) reimbursement for premiums for continued coverage pursuant to COBRA, or payment in lieu thereof, for a period of 12 months following termination (or until eligible for equivalent health insurance in connection with new employment or self-employment, or until no longer eligible for COBRA continuation coverage) (the “COBRA Benefit”), (vi) if such termination occurs prior to December 1, 2021, the RSUs will vest in full as of the date of such termination, (vii) if such termination occurs (A) prior to April 1, 2023, 50% of all other outstanding equity incentive awards with time-based vesting (including the Closing Options) will vest and an additional 50% of any equity incentive awards with performance-based vesting will vest based on target performance, in each case as of the date of such termination, or (B) on or after April 1, 2023, all other outstanding equity incentive awards with time-based vesting (including the Additional Options) will vest in full and any equity incentive awards with performance-based vesting will vest based on target performance, in each case, as of the date of such termination and (viii) any vested awards of stock options will remain exercisable for a period equal to the shorter of (A) one year following termination and (B) the remaining term of the award (unless the applicable award provides for more favorable treatment on termination).
If there is a “Corporate Transaction” (as defined in the Equity Plan) during Mr. Aggarwal’s employment pursuant to the agreement, all outstanding and unvested equity incentive awards held by the applicable employee as of such time will accelerate and become fully vested and exercisable or payable immediately prior to the closing of such Corporation Transaction.
If Mr. Aggarwal’s employment with the Company is terminated by the Company without Cause or by the applicable employee for Good Reason, in either case, within the 24-month period immediately following a Corporate Transaction, the applicable employee will be entitled to the same payments and benefits as set forth above in connection with a termination by the Company without Cause or by the applicable employee for Good Reason, except (i) the Salary Severance will be increased to a total of 18 months’ base salary, (ii) in lieu of the Pro-Rata Bonus, the employee will be entitled to receive an amount equal to the Target Bonus and (iii) the COBRA Benefit will cover the 18-month period following termination.
Mr. Aggarwal’s entitlement to the foregoing severance payments and benefits is generally subject to his execution of a release of claims in favor of the Company and its affiliates following termination, and their continuing compliance with all confidentiality obligations and restrictive covenants to which they are subject.
28

Employment Agreement with Vijay Modur
The Company entered into an employment agreement with Vijay Modur effective as of April 1, 2021, wherein he agreed to serve as the Company’s Head of Research and Development. Under the agreement, Dr. Modur will receive an annual base salary of $425,000 and is also eligible to earn an annual bonus with a target value equal to 40% of his base salary, and for an annual “stretch” bonus of an additional 25% of his base salary, with such stretch bonus to be earned, if at all, based upon achievement of performance goals and/or such other factors as determined by the Board (or a committee thereof) in its discretion. In addition, on April 1, 2021, Dr. Modur was granted the following equity awards under the Equity Plan: (i) an award of stock options to purchase 711,619 shares of Eloxx Common Stock, vesting with respect to one-fourth of the shares of Eloxx Common Stock subject to such stock options on April 1, 2022, and vesting with respect to the remaining three-fourths of the shares of Eloxx Common Stock subject to such stock options in equal installments of one-twelfth on each quarterly anniversary of April 1, 2021 thereafter (generally subject to the applicable employee’s continued employment with the Company on each such vesting date) (the “Closing Options”); and (ii) an award of restricted stock units in respect of 44,683 shares of Eloxx Common Stock, vesting in full on December 1, 2021 (generally subject to the applicable employee’s continued employment through such date) (the “Additional RSUs” and, together with the Closing RSUs received by Dr. Modur. If there is an equity financing that results in proceeds for the Company of at least $20.0 million and that results in dilution to the percentage of Eloxx Common Stock represented by the equity awards granted to Dr. Modur, then within five days of such financing, the Company will grant additional stock options to Dr. Modur, (on terms consistent with the Closing Options) such that, when combined with the Closing Options, Dr. Modur’s stock options will represent the same percentage of the Eloxx Common Stock immediately following such financing as the Closing Options represented immediately prior to such financing (determined on a fully-diluted and as-converted basis).
The agreement can be terminated by the Company without “Cause” (but only following the 18-month anniversary of the effective time of the merger with Zikani), due to the applicable employee’s death or “Disability” or by the applicable employee with or without “Good Reason” (in each case, as such terms are defined in the employment agreement).
If Mr. Aggarwal’s employment with the Company is terminated due to their death or Disability, the applicable employee will be entitled to the following payments and benefits: (i) the “Accrued Amounts” (as defined in the Employment Agreements), (ii) any earned but unpaid bonus in respect of the most recently completed fiscal year of the Company (the “Prior Year Bonus”), a pro-rata bonus for the year of termination (which will be determined (prior to pro-ration) based on the Target Bonus if performance goals have not yet been established for the year of termination at the time of termination, or based on actual performance if performance goals have been established for the year of termination at the time of termination) (as applicable, the “Pro-Rata Bonus”), and (iii) if such termination occurs prior to December 1, 2021, the RSUs will vest in full as of the date of such termination.
If Dr. Modur’s employment with the Company is terminated by the Company without Cause or by the applicable employee for Good Reason, the applicable employee will be entitled to the following payments and benefits: (i) the Accrued Amounts, (ii) the Prior Year Bonus, (iii) the Pro-Rata Bonus, (iv) 12 months’ base salary, payable in a lump sum (the “Salary Severance”), (v) reimbursement for premiums for continued coverage pursuant to COBRA, or payment in lieu thereof, for a period of 12 months following termination (or until eligible for equivalent health insurance in connection with new employment or self-employment, or until no longer eligible for COBRA continuation coverage) (the “COBRA Benefit”), (vi) if such termination occurs prior to December 1, 2021, the RSUs will vest in full as of the date of such termination, (vii) if such termination occurs (A) prior to April 1, 2023, 50% of all other outstanding equity incentive awards with time-based vesting (including the Closing Options) will vest and an additional 50% of any equity incentive awards with performance-based vesting will vest based on target performance, in each case as of the date of such termination, or (B) on or after April 1, 2023, all other outstanding equity incentive awards with time-based vesting (including the Additional Options) will vest in full and any equity incentive awards with performance-based vesting will vest based on target performance, in each case, as of the date of such termination and (viii) any vested awards of stock options will remain exercisable for a period equal to the shorter of (A) one year following termination and (B) the remaining term of the award (unless the applicable award provides for more favorable treatment on termination).
If there is a “Corporate Transaction” (as defined in the Equity Plan) during Dr. Modur’s employment pursuant to the agreement, all outstanding and unvested equity incentive awards held by the applicable employee as of such time will accelerate and become fully vested and exercisable or payable immediately prior to the closing of such Corporation Transaction.
If Dr. Modur’s employment with the Company is terminated by the Company without Cause or by the applicable employee for Good Reason, in either case, within the 24-month period immediately following a Corporate Transaction, the applicable employee will be entitled to the same payments and benefits as set forth above in connection with a termination by the Company without Cause or by the applicable employee for Good Reason, except (i) the Salary Severance will be increased to a total of 18 months’ base salary, (ii) in lieu of the Pro-Rata Bonus, the employee will be entitled to receive an amount equal to the Target Bonus and (iii) the COBRA Benefit will cover the 18-month period following termination.
29

Dr. Modur’s entitlement to the foregoing severance payments and benefits is generally subject to his execution of a release of claims in favor of the Company and its affiliates following termination, and their continuing compliance with all confidentiality obligations and restrictive covenants to which they are subject.
Employment Agreement with Daniel Geffken
Daniel Geffken provides services through Danforth Advisors, LLC (“Danforth Advisors”), a consulting entity, of which he is an employee. Danforth Advisors provides consulting services on an hourly basis for the benefit of the Company, including those services provided by Mr. Geffken. Mr. Geffken previously provided services as the Chief Financial Officer of Zikani through Danforth Advisors.
Severance Arrangements with Former Executive Officers
Separation Agreement with Gregory Williams
On April 1, 2021, the Company and Dr. Williams entered into a Separation Agreement and General Release (the “Williams Separation Agreement”) pursuant to which, among other things, the Company and Dr. Williams agreed that Dr. Williams would separate from service with the Company, resigning from his position as the Chief Executive Officer of the Company and all other offices of the Company, effective as of April 1, 2021.
Dr. Williams’ separation from service with the Company was not considered a termination for “Cause” as that term was defined in his employment agreement with the Company. Dr. Williams’ separation was not in connection with a disagreement between Dr. Williams and the Company on any matter relating to the Company’s operations, policies or practices.
Pursuant to the terms of his employment agreement, Dr. Williams was eligible to receive certain severance payments and benefits due to him upon a termination without “Cause” by the Company, contingent upon his release of claims against the Company. In addition, since his employment agreement was not terminable without “Cause” by the Company until August 25, 2021, the Williams Separation Agreement provided that, in consideration of, among other things, Dr. Williams’ entry into the Williams Separation Agreement, Dr. Williams received certain compensation and continued equity vesting and option exercisability as though Dr. Williams had remained employed through August 25, 2021. Upon the resignation of Mr. Williams’ as Chief Executive Officer, effective April 1, 2021, in accordance with his employment agreement, Mr. Williams received a severance payment of $550,400 and accrued vacation payout of $21,021.
Severance Agreement with Neil Belloff
Pursuant to the Agreement and General Release, dated July 2, 2021 (the “Belloff Separation Agreement”), Mr. Belloff continued to continue to serve as the Company’s Chief Operating Officer and General Counsel until August 25, 2021 (the “Termination Date” and, such term, the “Transition Period”). During the Transition Period, Mr. Belloff was entitled under the terms of the Belloff Separation Agreement to: (i) receive his annual base salary of $448,800 (the “Base Salary”); (ii) participate in the Company’s employee benefit plans and programs, subject to the terms and conditions of such plans and programs; (iii) continue to vest in his equity awards; and (iv) receive a pro-rata portion of his annual bonus for calendar year 2021 based on his performance for the year as determined in good faith by the Company’s Board of Directors, in each case, through the Termination Date; and (v) receive the severance and other benefits as set forth in his employment agreement with the Company dated February 25, 2020 (such severance and other benefits, “Severance”). Upon the termination of Mr. Belloff’s employment, Mr. Belloff received severance payments of $448,800 and accrued vacation payout of $29,327.
Resignation of Stephen MacDonald
Upon the resignation of Mr. MacDonald’s employment, effective March 24, 2021, Mr. MacDonald received an accrued vacation payout of $10,734.
Executive Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits. Our named executive officers participate in these plans on the same basis as other eligible employees. The value of these benefits is included above in the “All Other Compensation” column of the summary compensation table.
30

Retirement Plans
We maintain a 401(k) plan in which U.S. employees of the Company who meet certain eligibility requirements, including our named executive officers, are eligible to participate. The 401(k) plan is a U.S. tax-qualified defined contribution retirement plan under which eligible employees may defer their eligible compensation, subject to the limits imposed by the U.S. Internal Revenue Code. During 2021, the Company made matching contributions of 100% on the first 3% of employee contributions and 50% on the employee contributions from 3% to 5%.
Elements of Our Compensation Programs for Named Executive Officers
The goal of our compensation plans and programs is to deliver appropriate, fiscally responsible compensation to named executive officers that focuses their efforts on delivering results against short- and long-term objectives, provides sustained value to stockholders and encourages the taking of responsible, appropriate and balanced risks. Accordingly, we have designed our compensation programs to include the following components:
Pay Mix
The Compensation Committee believes that compensation for our named executive officers must be a mix of variable compensation (both short- and long-term) and fixed compensation (base salary) in order to reinforce our executives’ responsibility to balance short- and long-term performance while maintaining focus on delivering value for our stockholders. As such, our programs offer opportunity for higher compensation for successful performance and lower compensation in the absence of success.
Base Salary
Base salaries for our named executive officers provide a fixed rate of pay and serve as the basis for calculating targets in certain variable pay programs. Starting salaries and subsequent increases are determined based on the following factors:
•	performance, experience, expected future contribution and ability to deliver value to stockholders;
•	analysis of internal pay relationships; and
•	market conditions and competitive positioning.
Annual Bonus
Our variable pay plan is designed to focus our named executive officers on annual goals and objectives that are established in order to contribute to the short- and long-term success of our business. The Compensation Committee reviews and approves each plan year’s targets and performance metrics to ensure that they are challenging and commensurate with our short- and long-term business plan. Actual payments made are calculated based on performance in relation to the Compensation Committee approved goals.
Equity Grants
The Compensation Committee maintains that equity awards must align the interests of our named executive officers with those of our stockholders through rewarding exceptional corporate performance, stockholder returns and ensuring that decisions made in the short-term solidify a strong future for us. As such, awards granted pursuant to the 2018 Plan are an essential component of our total compensation strategy. The equity pool of awards available to grant to all employees (including our named executive officers) in any given year is approved at the end of the prior year by the Compensation Committee, subject to the overall maximum amount of shares of our common stock available under the 2018 Plan. Equity awards may take the form of, among others, stock options, restricted stock units or performance stock units.
See the “Outstanding Equity Awards at Fiscal Year-End” table above for information on the equity awards granted to our named executive officers during 2021.
31

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation awarded to, earned by or paid our non-employee directors during fiscal year 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Zafrira Avnur, Ph.D.	55,000(3)	—	19,200	—	74,200
Tomer Kariv	47,500(4)	—	19,200	—	66,700
Martijn Kleijwegt	15,625(5) (6)	—	—	—	15,625
Silvia Noiman, Ph.D., M.B.A.	10,000(6)	—	—	—	10,000
Ran Nussbaum	53,750(4)	—	19,200	—	72,950
Steven D. Rubin	60,000	—	19,200	—	79,200
Jasbir Seehra, Ph.D.	57,500	—	19,200	—	76,700
Gadi Veinrib	47,500	—	19,200	—	66,700
Rajesh Parekh, DPhil	30,000	—	90,001	—	120,001
Alan Walts, Ph.D.	35,625	126,655(8)	90,001	—	252,281
(1)
Amounts reflect the aggregate grant date fair value of option awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. These amounts do not reflect the actual economic value that may be realized by the non-employee director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock upon the vesting of underlying such stock options. The grant date fair value was not adjusted to take into account any estimated forfeitures.

(2)
In May 2021, each non-employee director serving as of such date (other than Dr. Parekh and Dr. Walts) received an option award grant of 20,000 shares upon their re-election to the Board. The option awards vest over a two-year period from the date of grant. These awards had a grant date fair value of $0.96 per share. Dr. Parekh and Dr. Walts joined the board effective April 1, 2021 and each received option award grants of 40,000 shares upon initial election to the Board with a grant date fair value of $$2.17 per share,

(3)	Payment was made to Global Health Science Fund which is a portfolio company of Quark Venture Inc. where Dr. Avnur serves as Chief Scientific Officer.
(4)
Payments were directed to the Pontifax Funds as to which Mr. Kariv and Mr. Nussbaum may be deemed to share voting power and investment control in their capacity as managing partners of the general partners of the Pontifax Funds.

(5)	Payments were directed to Life Science Partners V as to which Mr. Kleijwegt may be deemed to share voting power and investment control in his capacity as managing partner of LSP V Management B.V.
(6)	Mr. Kleijwegt and Dr. Noiman served as Board members until March 31, 2021.
(7)	Payments were directed to Advent Life Sciences LLP as to which Mr. Parekh may be deemed to share voting power and investment control in his capacity as a general partner at Advent Life Sciences LLP.
(8)	Dr. Walts was previously a member of the board of directors of Zikani and received RSU’s of Eloxx common stock in compensation for Zikani equity ownership that was acquired by the Company.
32

The following sets forth the cash and equity compensation to be paid to our non-employee directors, in the year beginning immediately following the 2021 Annual Meeting, for service on our Board or Committees thereof.
Cash Compensation
	Annual Fee ($)
Description	Chair	Member
Board of Directors	—	40,000
Audit Committee	15,000	7,500
Compensation Committee	10,000	7,500
Nominating and Corporate Governance Committee	10,000	7,500
Strategic Finance Committee(1)	10,000	7,500
(1)	Strategic Finance Committee was dissolved in September 2021.
Equity Compensation
Each non-employee director will receive an equity grant of 40,000 stock options upon initial election to the Board and annual equity grants of 20,000 stock options upon each re-election to the Board. The equity will be granted upon election or re-election was granted at the annual meeting, with an exercise price equal to the closing stock price on the grant date. The equity vests as to 50% of the stock options on the first anniversary of the grant date and the remainder in twelve (12) equal monthly installments thereafter (an aggregate of two-year vesting).
33

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2021.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	8,904,444	$5.24	2,279,261(1)
Total	8,904,444	$5.24	2,279,261
(1)
On January 1 of each calendar year, until and including January 1, 2028, the 2018 Plan’s share reserve will automatically increase by 5% of the Company’s shares of common stock outstanding on the immediately preceding December 31 (or such lesser number as determined by the Board), up to an annual maximum of 10,000,000 shares of common stock available for future issuance. An additional 4,332,498 shares were added on January 1, 2022.

34

TRANSACTIONS WITH RELATED PERSONS
Related Person Transactions Policy and Procedures
Our Board recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our Audit Committee approve or ratify “related person transactions” (as defined in the policy) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Item 404(a) of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000 or, for as long as the Company qualifies as a “smaller reporting company” as defined Securities Exchange Act, 1% of the average of the Company’s total assets at year end for the last two completed fiscal years, whichever is the lesser amount, and (iii) in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.
Zikani Merger
For more information on the Zikani Merger and the compensation of executive officers, please see our Current Report on Form 8-K filed with the SEC on April 1, 2021. Under the terms of the Zikani Merger Agreement, the Company issued 7,596,810 shares of common stock in exchange for all of the issued and outstanding equity interests of Zikani. In addition, in connection with the Zikani Merger, the Company issued restricted stock units under the 2018 Plan to Mr. Aggarwal and Drs. Modur, and Walts covering 223,304, 174,643, and 37,695 shares of common stock, respectively, in respect of each applicable individual’s service as an officer or director of the Company (as applicable) following the consummation of the Zikani Merger.
Director and Officer Indemnification
We entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
35

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
To be considered for inclusion in next year’s proxy materials, you must submit your proposal, in writing, by December 30, 2022 to our Corporate Secretary c/o Eloxx Pharmaceuticals, Inc. at 480 Arsenal Way, Suite 130, Watertown, Massachusetts 02472, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
Pursuant to our Bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2023 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on March 17, 2023 nor earlier than the close of business on February 15, 2023. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
36

OTHER MATTERS
Our 2021 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice and Access Card can access our 2021 Annual Report at
www.proxyvote.com
. Our 2021 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at
www.sec.gov
. Upon written request addressed to our Corporate Secretary at Eloxx Pharmaceuticals, Inc. at 480 Arsenal Way, Suite 130, Watertown, Massachusetts 02472 from any person solicited herein, we will provide, at no cost, a paper copy of our fiscal year 2021 Annual Report on Form 10-K filed with the SEC.
Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice and Access Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors,

Sumit Aggarwal
President and Chief Executive Officer
April 29, 2022
37

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ELOX2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 14, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D84991-P68349 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELOXX PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Sumit Aggarwal	☐	☐	☐
1b. Zafrira Avnur, Ph.D.	☐	☐	☐
1c. Tomer Kariv	☐	☐	☐
1d. Ran Nussbaum	☐	☐	☐
1e. Rajesh Parekh, DPhil	☐	☐	☐
1f. Steven Rubin	☐	☐	☐
1g. Jasbir Seehra, Ph.D.	☐	☐	☐
1h. Gadi Veinrib	☐	☐	☐
1i. Alan Walts, Ph.D.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 ("Proposal 2");	☐	☐	☐
3. Advisory approval of the compensation of the Company's named executive officers ("Proposal 3");	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D84992-P68349

ELOXX PHARMACEUTICALS, INC.
Proxy for the Annual Meeting of Stockholders
June 15, 2022 1:00 PM
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Eloxx Pharmaceuticals, Inc. hereby appoint(s) Tomer Kariv and Sumit Aggarwal, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Eloxx Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m., Eastern Time, on Wednesday, June 15, 2022, which will be conducted via live webcast accessible at www.virtualshareholdermeeting.com/ELOX2022, and any continuation, adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AS INDICATED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side